UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 7, 2005
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                SUPERCLICK, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        STATE OF WASHINGTON                            52-2219677
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  (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NUMBER)

                                5001 LBJ FREEWAY
                                SUITE 700 PMB 173
                                DALLAS, TX 75244
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (858) 518-1387
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                        23332 MILL CREEK DRIVE, SUITE 230
                             LAGUNA HILLS, CA 92653
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On January 28, 2005, we issued a press release announcing our fourth quarter 2004 and full year 2004 results. The press release is attached hereto as
Exhibit 99.1. This Exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but is instead furnished. The Exhibit is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS


EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1            Press Release, dated as of January 28, 2005.

                                   SIGNATURES

      Pursuant to the requirements if the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                SUPERCLICK, INC.

                                By: /s/ Claude Smith
                                    -----------------------------
                                    Claude Smith
                                    Chief Financial Officer

Date: February 7, 2005